SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)        July 1, 2004
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                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
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(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
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(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
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              (Registrant's Telephone Number, Including Area Code)

Item 5.      Other Events.

On July 1, 2004, Unocal Corporation announced by press release successful appraisal operations at its St. Malo discovery in the deepwater Gulf of Mexico. The full text of the press release is filed as an exhibit under Item 7 of this report.

Item 7. Exhibits.

          99. Press release, dated July 1, 2004, entitled "Unocal announces successful appraisal of St. Malo discovery in deepwater Gulf of Mexico".


                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                  UNOCAL CORPORATION
                                                      (Registrant)


Date:  July 6, 2004                           By: /S/ Joe D. Cecil
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                                                 Joe D. Cecil
                                                 Vice President and Comptroller